UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): July 15, 2009


                            ENERGAS RESOURCES INC.
                            ----------------------
            (Exact name of Registrant as specified in its charter)


          Delaware                        0-33259                73-1620724
-----------------------------        ----------------      --------------------
 (State or other jurisdiction       (Commission File No.)     (IRS  Employer
    of incorporation)                                       Identification No.)

                           800 Northeast 63rd Street,
                          Oklahoma City, Oklahoma 73105
                    -----------------------------------------
          (Address of principal executive offices, including Zip Code)


Registrant's telephone number, including area code:    (405) 879-1752
                                                       --------------

                                       N/A
                      -----------------------------------
          (Former name or former address if changed since last report)


Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01   Changes in Registrant's Certifying Accountant.

     On July 15, 2009 Eide Bailly LLP resigned as the Company's independent registered public accounting firm.

      The report of Eide Bailly regarding the Company's financial statements for the fiscal year ended January 31, 2009 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. However, the report of Eide Bailly for that fiscal year was qualified with respect to uncertainty as to the Company's ability to continue as a going concern. During the year ended January 31, 2009, and during the period from January 31, 2009 through July 15, 2009, the date of resignation, there were no disagreements with Eide Bailly on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Eide Bailly would have caused it to make reference to such disagreement in its reports.

      The Company provided Eide Bailly with a copy of this report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that Eide Bailly furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether is agrees with above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter, dated July 16, 2009, is filed as Exhibit 16 to this report.

Item 9.01   Exhibits

Exhibit
Number     Description of Document
------     -----------------------

16        Letter from Eide Bailly LLP.




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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 16, 2009.

                                 ENERGAS RESOURCES INC.



                                 By:  /s/ George G. Shaw
                                      ----------------------------------------
                                      George G. Shaw, President





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